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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C., 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): June 22, 1994


                          P. H. Glatfelter Company
       ---------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Pennsylvania             1-3560              23-0628360
       --------------------       ----------        ------------------
       (State or other            (Commission        (I.R.S. Employer
       jurisdiction of            File Number)       Identification No.)
        incorporation)


            Spring Grove, Pennsylvania                        17362
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       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (717) 225-4711
                                                           --------------


                               Not Applicable
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report)


       This document contains three (3) pages.


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Item 5.  Other Events.
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         The Registrant owns and operates a pulp and paper mill located on the lower Fox River in Neenah, Wisconsin. The Registrant acquired that mill in 1979 in its merger with Bergstrom Paper Company. In the 1980's, investigations into the presence of polychlorinated biphenyls ("PCBs") in sediments in the lower Fox river were begun. One source of such PCBs is claimed to be the recycling of NCR(R) carbonless paper which contained PCBs in its coating formulation. The Registrant previously recycled such paper at its Neenah Mill. As an outgrowth of the investigation, the Fox River Coalition, an ad hoc group comprised of members of private industry, local governmental entities, publicly-owned wastewater treatment plants and the Wisconsin Department of Natural Resources, was formed to develop and implement a quick and cost-effective clean up of the contaminated sediments in the lower Fox River. The Registrant is a member of the Fox River Coalition.

         Despite the efforts of the Fox River Coalition, in a letter dated
June 20, 1994 (received by the Registrant June 22, 1994), pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. (S)(S) 9601-75, and the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251-1387, the United States Department of the Interior, Fish and Wildlife Service ("FWS"), notified the Registrant and at least four other paper companies that they had been identified as Potentially Responsible Parties ("PRPs") under CERCLA for injuries to natural resources resulting from releases of hazardous substances to the Fox River and Bay of Green Bay (the "Site"). Further, the PRPs were advised of the FWS' intent to perform a Natural Resources Damage Assessment for the Site. Prior to notification from the FWS, DNR declined to join or support the FWS in its proposed action and urged the FWS not to assess damages for natural resources, stating that it believed that the voluntary approach of the Fox River Coalition was the fastest way to reduce any contamination in the lower Fox River. The Registrant is in the process of investigating this matter and is presently unable to determine the extent and materiality of liability, if any, associated with the action taken by the FWS, for which the Registrant may be responsible.

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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 P. H. GLATFELTER COMPANY
                                 ------------------------------
                                       (Registrant)


Date:  July 1, 1994              By /s/ R. P. Newcomer
       ------------                ----------------------------
                                   R. P. Newcomer
                                   Vice President and
                                   Treasurer (Principal
                                   Financial Officer)



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